13 December 2021| CONFIDENTIAL KER-050 Update

2 Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: Keros’ expectations regarding its growth, strategy, progress and the design, objectives and timing of its preclinical studies and clinical trials for KER-050, KER-047 and KER-012; the potential impact of COVID-19 on Keros’ ongoing and planned preclinical studies, clinical trials, business and operations; and the potential of Keros’ proprietary discovery approach. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its lead product candidates, KER-050 and KER-047; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; Keros’ dependence on third parties in connection with manufacturing, clinical trials and pre-clinical studies; and risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 4, 2021, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third -party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. 2

3 • Jasbir Seehra, President and Chief Executive Officer • Keith Regnante, Chief Financial Officer • Simon Cooper, Chief Medical Officer

4 Harnessing the Powerful Biology of the TGF-β Superfamily • Clinical-stage biopharmaceutical company developing novel therapeutics that target the TGF-β superfamily • Leveraging our extensive experience in TGF-β superfamily protein structure, function and protein engineering to generate a clinical pipeline of differentiated therapeutics: Hematology KER-050: Modified activin receptor IIA (ActRIIA) ligand trap • Designed to address ineffective hematopoiesis by modulating TGF-β superfamily signaling • Potential to correct multiple cytopenias in patients with MDS and myelofibrosis (MF) KER-047: Activin receptor-like kinase-2 (ALK2) inhibitor • Designed to address anemias resulting from iron imbalance • Potential to treat iron-refractory iron deficiency anemia (IRIDA), iron deficiency anemia and other diseases Pulmonary and Musculoskeletal KER-012: Modified activin receptor IIB ligand trap • Designed to inhibit vascular remodeling and bone loss • Potential to treat pulmonary arterial hypertension (PAH) and bone loss in osteogenesis imperfecta and osteoporosis

5 Keros is Developing Differentiated Clinical Assets in Hematological and Musculoskeletal Disorders

KER-050 A novel product candidate designed to address diseases arising from ineffective hematopoiesis • Myelodysplastic syndromes • Myelofibrosis 6

7 KER-050 is a Modified ActRII Fusion Protein • Activin receptors are expressed on hematopoietic cells and modulate differentiation of precursor cells • KER-050 is a ligand trap composed of a modified extracellular domain of ActRIIA fused to the Fc region of a human IgG • KER-050 is designed to increase red blood cell (RBC) and platelet production by inhibiting the signaling of ligands through activin receptors

8 KER-050 Increased RBC Parameters and Platelets Following Single Doses in a Phase 1 Clinical Trial in Healthy Volunteers • Single doses of KER-050 observed to lead to clinically meaningful changes in platelets through day 29 • Maximum changes observed between 7-15 days post- dosing • Observed increase in RBC parameters continued to build through day 29 which we believe is supportive of KER-050 acting on multiple stages of erythropoiesis • Observed sustained increase in hemoglobin through day 84 after a single dose supports monthly or less frequent dosing PLATELETS (Mean Change from Baseline in Platelets at Each Dose) HEMOGLOBIN (Mean Change from Baseline)

9 American Society of Hematology Annual Meeting and Exposition KER-050 Presentations: Preclinical • KER-050, an Inhibitor of TGF-β Superfamily Signaling, Promoted Thrombopoiesis and Reversed Immune Thrombocytopenia in a Mouse Model of Disease (Abstract #2068) • RKER-050 Rescued Ruxolitinib (Rux)-Induced Reduction in Red Blood Cell Parameters (Abstract #934) Clinical • A Phase 2, Open-Label, Ascending Dose Study of KER-050 for the Treatment of Anemia in Patients with Very Low, Low, or Intermediate Risk Myelodysplastic Syndromes (Abstract #3675) Preclinical ALK2/Iron homeostasis • A Monoclonal Antibody Targeting ALK2 As a Potential Therapeutic Agent for Anemia of Inflammation (Abstract #2007)

10 KER-050 Preclinical Data Support Potential to Promote All Stages of Erythropoiesis B as lin e 12 hr 24 hr 0 20 40 60 80 100 120 7d 14 d 28 d 35 d 42 d P e rc e n t o f B a s e li n e L a b e le d C e ll s Vehicle RKER-050 RKER-050 treatment did not alter RBC life span BFU-E CFU-E Pro-E Poly-EBaso-E RET RBCsOrtho-E EryA EryB EryC In a preclinical study of healthy mice, treatment with a mouse research form of KER-050 (RKER-050): • Stimulated terminal maturation of late-stage erythroid precursors and increased the outflux of late-stage reticulocytes into circulation • Expanded the early-stage precursor population that differentiate to replenish the late-stage erythroblast pools • Increased erythropoietin levels • Unaltered life span of RBCs 0 5 10 15 0 100 200 300 400 Days E p o p g /m l Veh RKER-050 * **** ** Erythropoietic tone was upregulated 14 days after a single RKER-050 injection Single treatment with RKER-050 increased serum EPO EHA 2021: Abstract # 2736

11 RKER-050 Preclinical Data Support Potential to Promote All Stages of Thrombopoiesis • Observed rapid onset of platelet increase in mouse models is consistent with terminal maturation of proplatelets • Observed increase in the number of CD41+ cells and the polyploid in mouse models is consistent with increase in early stages of thrombopoiesis *** p < 0.05; **** p < 0.0001 5 days in humans 2-3 days in rodents Hours V eh ic le R K ER -0 50 0 2 4 6 CD41+ % o f n u c le a te d c e ll s ✱✱

12 RKER-050 Increased Platelets Potentially Through Activin A Inhibition • In a preclinical study in mice, RKER-050 administration resulted in rapid and sustained increases in platelets • Activin A inhibited differentiation of platelet production in the preclinical study • Decreased number of polyploid CD41+ cells (megakaryocytes) • Treatment with an activin A neutralizing antibody in the preclinical study increased platelet count • KE-050 (and RKER-050) is designed to inhibit a subset of TGF-β superfamily ligands, including activin A, activin B, GDF8 and GDF11 V eh ic le A nt i-a ct iv in A R K E R -0 50 500 1000 1500 2000 2500 Platelets C o u n t (1 0 3 / L ) ✱✱✱ ✱✱ ** p < 0.01, *** p < 0.001.

KER050-MD-201 A Phase 2 Clinical Trial Of KER-050 For The Treatment Of Anemia In Patients With Very Low, Low Or Intermediate Risk Myelodysplastic Syndromes (MDS) 13

14 Phase 2 Clinical Trial of KER-050 in MDS 0.75 mg/kg (N=6) 1.5 mg/kg (N=6) 2.5 mg/kg (N=6) 3.75 mg/kg (N=6) Part 1: Dose Escalation (Open Label) Part 2: Dose Confirmation (Open Label) Dose TBD based on Part 1 • Phase 2, multicenter, open-label clinical trial in very low-, low- and intermediate-risk MDS patients • KER-050 administered once every four weeks (Q4W) for 12 weeks • Trial objectives: • Evaluate safety, tolerability and pharmacokinetics • Evaluate pharmacodynamic effects and efficacy of KER-050 • Protocol was amended to allow patients in Part 1 and Part 2 to remain on treatment up to 24 cycles (2 years)

15 Phase 2 Clinical Trial of KER-050 in MDS Key Eligibility Criteria: • MDS with very low-, low-, or intermediate-risk disease, as classified by the International Prognostic Scoring System- Revised, including both patients that did not have ring sideroblasts (non-RS) and patients that have ring sideroblasts (RS+) • ESA naïve and experienced patients are eligible • No prior treatment with azacitidine, decitabine, lenalidomide, luspatercept or sotatercept • Anemia, categorized in one of the following three groups: • Non-transfused (NT): hemoglobin (Hgb) <10 g/dL • Low transfusion burden (LTB): 1-3 units of RBC/8 weeks, Hgb <10 g/dL • High transfusion burden (HTB): ≥4 units of RBC/8 weeks Select Efficacy Endpoints: • IWG 2006 Hematological improvement-erythroid (HI-E) • Hemoglobin increase of ≥1.5 g/dL for 8 weeks (in NT and LTB patients) • Reduction of ≥4 RBC units transfused over 8 weeks compared to baseline (in HTB patients) • Transfusion independence (TI) for at least 8 weeks in patients who require ≥ 2 RBC units transfused at baseline

16 Trial Status and Baseline Characteristics • Abstract announcing additional data from our ongoing Phase 2 clinical trial of KER-050 in MDS was presented at the 63rd American Society of Hematology (ASH) Annual Meeting and Exposition • Data cut-off date: October 25, 2021 • Safety and efficacy data presented from Cohorts 1, 2 and 3: • Cohort 1: 0.75 mg/kg Q4W • Cohort 2: 1.5 mg/kg Q4W • Cohort 3: 2.5 mg/kg Q4W • Safety data presented from Cohorts 1, 2, 3 and 4 (3.75 mg/kg) • 24 patients in Cohorts 1, 2, 3 and 4 received at least one dose of KER-050 as of the data cut-off date • 16 patients in Cohorts 1, 2 and 3 completed 8 weeks of evaluation and treatment with KER-050 as of the data cut-off date (which we refer to as the “evaluable patients”), comprised of: • 4 NT patients; 3 LTB patients; and 9 HTB patients • 8 were non-RS and 8 were RS+ • 2 patients in Cohort 2 were not efficacy-evaluable due to withdrawal of consent (n=1) and death (n=1) • 6 patients in Cohort 4 were not efficacy-evaluable as they had not completed 8 weeks of evaluation and treatment as of the data cut-off date

17 Biomarkers of Ineffective Hematopoiesis in Very Low-, Low- and Intermediate-Risk MDS Patients Biomarker RS Status Mean (SD) RS+ (N=13) Non-RS (N=11) EPO (IU/L) 326.0 (826.2) 490.2 (855.7) Reticulocytes (109/L) 39.1 (28.0) 29.8 (24.8) Platelets (109/L) 228.4 (67.8) 134.6 (55.5) TPO (pg/mL) 74.2 (69.3) 42.8 (60.1) sTfR (mg/L) 1.9 (1.0) 1.2 (0.6) • MDS is characterized by ineffective hematopoiesis due to dysregulated differentiation of myeloid, erythroid and/or megakaryocytic lineages which results in multilineage cytopenias • Non-RS patients had lower reticulocyte and platelet counts, higher endogenous EPO levels and lower sTFR than RS+ patients at baseline, which suggsted a greater degree of ineffective hematopoiesis

18 Safety Data as of the Data Cut-off Date (October 25, 2021) • Safety Review Committee has reviewed data from 0.75 mg/kg (Cohort 1), 1.5 mg/kg (Cohort 2), 2.5 mg/kg (Cohort 3) and Cohort 4 (3.75 mg/kg) • Summary of safety data as of the data cut-off date (Cohorts 1-4, n=24) • No drug-related serious adverse events (SAEs), dose-limiting toxicities or drug-related dose modifications reported • 6 treatment-emergent SAEs in 5 patients, all of which were deemed unrelated to study drug: • Grade 2 (pyrexia, cardiac failure congestive) • Grade 3 (anaemia, pneumonia, pneumothorax) • Grade 5 (death – obesity-related heart disease) • Most frequent treatment-emergent adverse events (AEs): • Diarrhea, dyspnea, fatigue and nausea • Treatment-related AEs, reported in 4 patients, by maximum grade: • Grade 1 (headache, pain in extremity, abdominal pain) • Grade 2 (rash, diarrhea, nausea, peripheral edema) • The treatment-related AE of maculopapular rash was reported in one patient, after the patient’s first dose, and resolved without recurrence following subsequent doses • 2 withdrawals (death deemed unrelated to study drug; patient decision) • No patients developed high-risk MDS or acute myeloid leukemia

19 Preliminary Results from Phase 2 Clinical Trial Preliminary results*: • n=8/16 (50%) of the evaluable patients met at least one of the following endpoints: • 2006 IWG HI-E criteria: n=7/16 (43.8%) • Hemoglobin increase of ≥1.5 g/dL for 8 weeks (in NT and LTB patients) • Reduction of ≥4 RBC units transfused over 8 weeks compared to baseline (in HTB patients) • Transfusion independence for at least 8 weeks in patients who require ≥ 2 RBC units transfused at baseline: n=5/11 (45.5%) • RS+ 3/6 • Non-RS 2/5 *Data cut-off date: October 25, 2021 Maximum Reduction in Transfusions Over 8 Weeks* -100 -50 0 T ra n s fu s io n R e d u c ti o n ( % ) Patient 1 2 3 4 5 6 7 8 9 10 11 Pre-Treatment 2 4 8 5 5 7 2 4 4 4 6 Post-Treatment 2 4 8 2 1 1 0 0 0 0 0 #RBC units Non RS RS+

KER-050 Demonstrated Improvement in Erythropoiesis and Thrombopoiesis



Reticulocytes
Absolute change from baseline
Reticulocytes (x10⁹/L, mean ± SEM)
60
40
20
0
-20
1 15 29 43 57 71 85 99 113
Study Day



Platelets
Absolute change from baseline
Platelets (x10⁹/L, mean ± SEM)
100
50
0
-50
1 15 29 43 57 71 85 99 113
Study Day
HI-E or TI (Y)
(N=8)
HI-E or TI (N)
(N=8)



sTfR
% change from baseline
sTfR (mean ± SEM)
75
50
25
0
1 15 29 43 57 71 85 99 113
Study Day

Baseline sTfR mg/L:
HI-E or TI (Y): 1.97 ± 1.06
HI-E or TI (N): 1.42 ± 0.62



Ferritin
Absolute change from baseline
Ferritin (ng/mL, mean ± SEM)
200
0
-200
-400
-600
1 15 29 43 57 71 85 99 113
Study Day
HI-E or TI (Y)
(N=8)
HI-E or TI (N)
(N=8)

Baseline Ferritin 867±748 ng/mL
4/16 patients are on iron chelation
3/4 on iron chelation achieved HI-E or TI

KER-050 upregulated erythropoiesis

- Reticulocyte increases observed in patients achieving HI-E or TI endpoints
- Increases in serum soluble transferrin receptor (sTfR) and decreases in serum ferritin observed in patients achieving HI-E or TI endpoints

KER-050 upregulated thrombopoiesis

- Sustained increases in platelets observed in patients achieving HI-E or TI endpoints
- No patients required dose reduction due to thrombocytosis
- Preclinical data demonstrate this effect could potentially be mediated by KER-050 inhibition of activin A

20

21 Summary of KER-050 Phase 2 Clinical Trial • Keros believes the additional data from this 12-week treatment Phase 2 clinical trial demonstrate proof-of-concept of KER-050 in patients with very low-, low- or intermediate-risk MDS • Data consistent with observations from the Phase 1 clinical trial in healthy volunteers • Dose levels as of the data cut-off date were generally well tolerated • Increases in hematological parameters were observed in RS+ and non-RS patients that received doses of KER-050 Q4W • Increases in reticulocytes, hemoglobin and platelets were observed • Observed increases in reticulocytes and soluble transferrin receptor and observed decreases in serum ferritin suggest that administration of KER-050 is potentially associated with increased erythropoiesis, with a broader effect on hematopoiesis being suggested by the increase in platelets • Clinically meaningful reductions in transfusion burden as well as transfusion independence were observed in both RS+ and non-RS patients

Updated Design of KER050-MD-201

- Cohort 4 Safety Review Committee permitted dosing of participants in Cohort 5 at 5.0 mg/kg, Q4W for 24 months
- Preparing to initiate Part 2 of this trial, with centers participating globally
- Data from Part 2 will inform our registration plans for KER-050
- Part 2 will explore KER-050 in larger cohorts of RS+ and non-RS patients
- A group of non-transfused patients and one of chronic myelomonocytic leukemia will also be included



Part 1: Dose Escalation (Open Label)
Part 2: Dose Confirmation (Open Label)
0.75 mg/kg (N=6)
1.5 mg/kg (N=6)
2.5 mg/kg (N=6)
3.75 mg/kg (N=6)
5.0 mg/kg (N=6)
Non-RS (N=30)
RS+ (N=30)
Non-transfused (N=10)
CMML-0 (N=10)

22

Keros Summary 23

24 We Believe Keros is Positioned for Clinical and Commercial Success • Keros is focused on the development of novel TGF- therapeutics • Robust biology that has been validated in the clinic • Keros is well-positioned to harness the potential of the TGF- superfamily • ActRII program (KER-050) is in a Phase 2 trial in patients with MDS and we expect to initiate a Phase 2 trial in patients with MF in Q4 2021 • Multiple Phase 2 trials for ALK2 program (KER-047) expected to commence in Q1 2022 • KER-012 is a selective activin receptor ligand trap with an ongoing Phase 1 trial in healthy volunteers; initial data expected from Part 1 of this trial in the H1 2022 • Clinical programs have potentially differentiated mechanism of action • Our discovery approach has the potential to identify additional molecules with differentiated profiles from existing third-party products and product candidates • Pipeline of preclinical assets: bone, muscle and pulmonary

25 Anticipated Key Milestones* KER-050 • Initiate Part 2 of Phase 2 trial in MDS Q1 2022 • Initiate Phase 2 trial in myelofibrosis Q4 2021 (initial data 2022) KER-047 • Initiate Phase 2 trial in IDA Q1 2022 (initial data 2022) • Initiate Phase 2 trial in IRIDA Q1 2022 (initial data 2022) KER-012 • Announce initial data from Part 1 of Phase 1 trial H1 2022 • Announce additional data from Part 2 of Phase 1 trial H2 2022 *Anticipated preclinical and clinical milestones are subject to the impact of COVID-19 on our business.

Thank You 26